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                                                                   Exhibit 10.17


                               UNDERLEASE BETWEEN
                   ROCHDALE INSURANCE COMPANY, UNDERLANDLORD
                                      AND
           BITWISE DESIGNS, INC. AND AUTHENTIDATE, INC., UNDERTENANT

     UNDERLEASE made as of the 19th day of October, 2000, by and between ROCHDALE INSURANCE COMPANY, a New York corporation, having an office at c/o AmTrust Realty, 59 Maiden Lane, New York, New York 10038 (hereinafter called ("Underlandlord"), and BITWISE DESIGNS, INC., a Delaware corporation, having an office at 2165 Technology Drive, Schenectady, New York 12308 ("Bitwise") and AUTHENTIDATE, INC., a ____________ corporation, having an office at c/o Bitwise Designs, Inc., 2165 Technology Drive, Schenectady, New York
12308 ("AuthentiDate"; AuthentiDate and Bitwise are collectively, and jointly and severally "Undertenant").



                              W I T N E S S E T H

     WHEREAS:

     A. By lease dated April 5, 1990 (such lease as the same has been or may be amended is hereinafter referred to as the "Main Lease"), Olympia and York Tower B Lease Company, predecessor-in-interest to Merrill Lynch/WFC/L, Inc., as landlord ("Overlandlord"), leased to The Yasuda Fire & Marine Insurance Company of America, as tenant ("Sublandlord"), certain space (the "Leased Space") in the building known as Two World Financial Center, New York, New York (the "Building") in accordance with the terms of the Main Lease. A copy of the Main Lease is annexed hereto as Exhibit A.


     B. By sublease dated as of August 18, 1998, (such sublease as the same has been or may be amended is hereinafter referred to as the "Sublease"), Sublandlord subleased to Underlandlord a portion of the Leased Space located on a portion of the forty-third (43rd) floor of the Building shown hatched on Exhibit B annexed hereto and made a part hereof (the "Premises") in accordance with the terms of the Sublease. A copy of the Sublease (from which certain terms which do not relate to Undertenant's obligations hereunder have been deleted) is annexed hereto as Exhibit C.

     C. By consent to sublease dated as of October 13, 1998 (the "Consent to Sublease"), Overlandlord consented to the Sublease, subject to the terms of the Consent to Sublease. A copy of the Consent to Sublease (from which certain terms which do not relate to Undertenant's obligations hereunder have been deleted) is annexed hereto as Exhibit D.

     D. By consent to sub-sublease dated as of October 13, 1998, (the "WFP Consent"), WFP Tower B Co. L.P. consented to the Sublease, subject to the terms of the WFP
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Consent. A copy of the WFP Consent (from which certain terms which do not relate to Undertenant's obligations hereunder have been deleted) is annexed hereto as Exhibit E.

     E. Underlandlord and Undertenant desire to consummate an underleasing of the Subleased Space on terms and conditions contained in this agreement (the "Underlease").

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, it is hereby agreed as follows:

     1.  Term and Rent.

     1.1. Underlandlord hereby leases to Undertenant and Undertenant hereby hires from Underlandlord the Premises shown hatched on Exhibit B annexed hereto and made a part hereof (comprising a portion of the Leased Space) for a term (the "Underlease Term") to commence on the date Overlandlord and Sublandlord deliver to Undertenant their consent to this Underlease (the "Underlease Commencement Date") and to end on March 29, 2006 (the "Underlease Expiration Date"), or until such term shall sooner cease and terminate as herein provided. The annual fixed rent to be paid by Undertenant to Underlandlord during the Underlease Term shall be as follows:

     (i) TWO HUNDRED SEVENTY EIGHT THOUSAND EIGHT HUNDRED TWENTY-FIVE AND 00/100 ($278,825.00) DOLLARS per annum during the period commencing on the Underlease Commencement Date and ending on the last day of the month in which occurs day thirty-three (33) months after of the Underlease Commencement Date;

     (ii) THREE HUNDRED EIGHT THOUSAND ONE HUNDRED SEVENTY FIVE AND 00/100 ($308,175.00) DOLLARS per annum during the period commencing on the first day of the month in which occurs the day thirty-four (34) months after of the Underlease Commencement Date and ending on the Underlease Expiration Date.

The fixed annual rent set forth herein shall be paid by Undertenant to Underlandlord at Underlandlord's office (or such other location as Underlandlord shall designate) by check drawn on a bank which is a member of the New York Clearing House Association in equal monthly installments in advance, on the day which is five (5) business days prior to the first day of each month during the Underlease Term without any set-off, off-set, abatement or reduction whatsoever, except that Undertenant shall pay the first monthly installment of annual fixed rent to Underlandlord upon the execution hereof.



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          2.   Assignment and Subletting.

          2.1 Underlandlord's consent to any further underlease or assignment proposed by Undertenant shall be given or denied in accordance with the provisions of Article 7 of the Main Lease as if such provisions were set out in full herein, provided that if either Overlandlord or Sublandlord shall not consent to such proposed further underlease or assignment, then Underlandlord shall have no obligation to give its consent to such further underlease or assignment, notwithstanding anything to the contrary contained herein.

          3A.  Incorporation of Main Lease.

          3A.1 Except as herein otherwise expressly provided and except for the obligation to pay rent and additional rent under the Main Lease, all of the terms, covenants, conditions and provisions in the Main Lease are hereby incorporated in, and made a part of this Underlease, with the exception of the "Excluded Main Lease Articles" (as hereinafter defined) (the incorporated terms, provisions, covenants and conditions are collectively called the "Incorporated Main Lease Articles") and such rights and obligations as are contained in the Main Lease are hereby imposed upon the respective parties hereto; the Underlandlord herein being substituted for the "Landlord" named in the Main Lease, and the Undertenant herein being substituted for the "Tenant" named in the Main Lease; provided, however, that the Underlandlord herein shall not be liable for any defaults by Overlandlord and Underlandlord shall have all of the rights, but none of the obligations under the Incorporated Main Lease Articles. If the Main Lease shall be terminated for any reason during the term hereof, then and in that event this Underlease shall thereupon automatically terminate, and Underlandlord shall have no liability to Undertenant by reason thereof unless the termination of the Main Lease was caused by Underlandlord's default under the Main Lease or Underlandlord's voluntary agreement to terminate the Main Lease. Upon the termination of this Underlease, whether by forfeiture, lapse of time or otherwise, or upon the termination of Undertenant's right to possession, Undertenant will at once surrender and deliver up the Premises in good condition and repair, reasonable wear and tear excepted.

          3A.2. For purposes of this Underlease, "Excluded Main Lease Articles" shall mean the following articles, sections, exhibits and schedules of the Main
Lease: Sections 1.01, 1.02, 1.03, 1.04, 1.05, 2.01, 2.02, 5.04, 5.05, 35.21,
35.23, Articles 3, 11, 14, 28, 29, 33, 36 and 37, Exhibits B-I and B-II, and
Schedules A, B, C-I, C-II, C-III and D and all references in the Main Lease to the aforesaid Sections, Articles, Exhibits or Schedules of the Main Lease shall not be deemed incorporated in or made a part hereof. If there are any provisions in this Underlease that are inconsistent with the Main Lease, the provisions of this Underlease shall govern unless to do so would result in a breach of the Main Lease in which case the terms of the Main Lease shall govern.

          3B.  Incorporation of Sublease.

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     3B.1  Except as herein otherwise expressly provided and except for the obligation to pay rent and additional rent under the Sublease, all of the terms, covenants, conditions and provisions in the Sublease are hereby incorporated in, and made a part of this Underlease, with the exception of the "Excluded Sublease Articles" (as hereinafter defined) (the incorporated terms, provisions, covenants and conditions are collectively called the "Incorporated Sublease Articles"), and such rights and obligations as are contained in the Sublease are hereby imposed upon the respective parties hereto; the Underlandlord herein being substituted for the "Sublessor" named in the Sublease and the Undertenant herein being substituted for the "Sublessee" named in the Sublease; provided, however, that the Underlandlord herein shall not be liable for any defaults by Sublessor and Underlandlord shall have all of the rights, but none of the obligations, under the Incorporated Sublease Articles. If the Sublease shall be terminated for any reason during the term hereof, then and in that event this Underlease shall thereupon automatically terminate, and Underlandlord shall have no liability to Undertenant by reason thereof unless such termination was caused by Underlandlord's default under the Sublease or Underlandlord's voluntary agreement to terminate the Sublease. Upon the termination of this Underlease, whether by forfeiture, lapse of time or otherwise, or upon the termination of Undertenant's right to possession, Undertenant will at once surrender and deliver up the Premises in good condition and repair, reasonable wear and tear excepted. Notwithstanding anything to the contrary contained in this Underlease, Undertenant agrees that Underlandlord may at any time after the date hereof surrender the Sublease and the premises demised thereunder to Sublandlord, provided Sublandlord shall deliver a written agreement to Undertenant providing that notwithstanding such surrender Sublandlord shall not disturb Undertenant's occupancy of the Premises so long as Undertenant is not in default hereunder if Undertenant shall at Sublandlord's election either (i) attorn to Sublandlord as if Sublandlord were the Underlandlord hereunder or (ii) enter into a lease with Sublandlord for the remaining term of the Underlease on the same terms and conditions contained herein.

     3B.2. For purposes of this Underlease, "Excluded Sublease Articles" shall mean the following articles and sections of the Sublease: I, II, IV(a), V(e), VI, VIII, IX and X and Exhibit B and all references in the Sublease to the aforesaid Sections or Exhibits of the Sublease shall not be deemed incorporated in or made a part hereof. If there are any provisions in this Underlease that are inconsistent with the Sublease, the provisions of this Underlease shall govern unless to do so would result in a breach of the Sublease in which case the terms of the Sublease shall govern.

Section IV. (d) of the Sublease is incorporated herein, except as modified by
Section 17 hereof.

     4.    Condition of Premises.

     4.1 Undertenant has examined the Premises, is aware of the physical condition thereof, and agrees to take the same "as is," in its current condition and state of repair, with the understanding that there shall be no obligation on the part of Underlandlord to perform any work,


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supply any materials or incur any expense whatsoever in connection with the preparation of the Premises for Undertenant's occupancy thereof.

     4.2 (a) Undertenant shall be permitted to use the office furniture and equipment listed on Exhibit F annexed hereto (the "FF&E") which are currently located in the Premises and owned by Underlandlord. On the condition that Undertenant shall not be in default under the Proposed Underlease as of the Underlease Expiration Date or such earlier date as this Underlease shall expire, then subject to the final sentence of this Section 4.2(a) hereof, the FF&E shall become the property of Undertenant at the expiration of the Proposed
Underlease. Underlandlord makes no representations or warranties of any kind regarding the FF&E, except that the FF&E is free and clear of any liens. Undertenant has examined the FF&E, is aware of the physical condition thereof, and agrees to take same "as is" and "where is", in its current condition and state of repair, with the understanding that there shall be no obligation on the part of the Underlandlord to perform any work, supply any materials or incur any expense whatsoever in connection with the preparation of the FF&E for Undertenant's use thereof. If this Underlease is terminated prior to March 29, 2006 as a result of Undertenant's default, Undertenant shall return the FF&E to Underlandlord in its current condition and state of repair, subject to reasonable wear and tear.

         (b) If Undertenant desires to remove any of the FF&E from the Premises prior to the Underlease Expiration Date, Undertenant shall give Underlandlord a notice (the "Disposal Notice") specifying which of the FF&E Undertenant desires to remove from the Premises. Underlandlord shall have the option to remove such FF&E at Undertenant's sole cost and expense, provided Underlandlord notifies Undertenant within fifteen (15) business days after Underlandlord's receipt of the Disposal Notice that Underlandlord is exercising such option. If Underlandlord does not exercise its option to remove such FF&E at Undertenant's expenses, then Undertenant shall have the right to remove such FF&E at Undertenant's sole cost and expense.

     5.  Use.

     5.1 Undertenant agrees that the Premises shall be occupied only as executive, administrative and general offices for Undertenant's business.

     6.  Consent of Overlandlord and Sublandlord.

     6.1 This Underlease is conditioned upon the consent by Overlandlord and Sublandlord to this Underlease which consent shall be evidenced by Overlandlord's and Sublandlord's signature appended hereto or separate consents in the form utilized by Overlandlord and Sublandlord for such purposes. Undertenant shall promptly execute any documents reasonably requested by Overlandlord and/or Sublandlord in order to obtain their approval.

     6.2 Undertenant stipulates that it is familiar with the provisions of
Article 7 of


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the Main Lease. In the event that Overlandlord shall exercise any of its options pursuant to Sections 7.07, 7.08, 7.09 and 7.10 of the Main Lease with respect to the Premises upon Underlandlord's request for Overlandlord's consent to this Underlease, Underlandlord will so notify Undertenant and, upon receipt of such notification by Underlandlord, this Underlease shall be deemed to be null and void and without force or effect, and Underlandlord and Undertenant shall have no further obligations or liabilities to the other with respect to this Underlease. In the event that Sublandlord shall exercise any of its options pursuant to Sections 7.07, 7.08, 7.09 and 7.10 of the Main Lease (as incorporated into the Sublease) with respect to the Premises upon Underlandlord's request for Sublandlord's consent to this Underlease, Underlandlord will so notify Undertenant and, upon receipt of such notification by Underlandlord, this Underlease shall be deemed to be null and void and without force or effect, and Underlandlord and Undertenant shall have no further obligations or liabilities to the other with respect to this Underlease.

          6.3. In the event Overlandlord shall not exercise any of its options pursuant to Sections 7.07, 7.08, 7.09 and 7.10 of the Main Lease with respect to the Premises, Underlandlord makes no representation with respect to obtaining Overlandlord's approval of this Underlease and, in the event that Overlandlord notifies Underlandlord that Overlandlord will not give such approval, Underlandlord will so notify Undertenant and, upon receipt of such notification by Underlandlord of the disapproval by Overlandlord, this Underlease shall be deemed to be null and void and without force or effect, and Underlandlord and Undertenant shall have no further obligations or liabilities to the other with respect to this Underlease.

          6.4. Except as otherwise specifically provided herein, wherever in this Underlease Undertenant is required to obtain Underlandlord's consent or approval, Undertenant understands that Underlandlord may be required to first obtain the consent or approval of Overlandlord and Sublandlord. If Overlandlord or Sublandlord should refuse such consent or approval, Underlandlord shall be released of any obligation to grant its consent or approval whether or not Overlandlord's or Sublandlord's refusal, in Undertenant's opinion, is arbitrary or unreasonable. Undertenant agrees that Underlandlord shall not be required to dispute any determinations or other assertions or claims of Overlandlord or Sublandlord regarding the obligations of Underlandlord under the Main Lease or Sublease for which Undertenant is or may be responsible under the terms of this Underlease. Should Underlandlord elect not to dispute any such determinations, assertions or claims by Overlandlord or Sublandlord, Underlandlord hereby grants Undertenant the right to dispute the same in its own name without Underlandlord's consent and the right to resolve such disputes to its own satisfaction, provided that (i) Undertenant shall bear any and all costs and expenses of any such dispute and/or settlement and (ii) Underlandlord shall not be bound without its consent by any settlement, agreement or resolution reached by Undertenant and Overlandlord and/or Sublandlord in regard to any such dispute, or by any decree, judgment or penalty resulting therefrom, and (iii) Undertenant shall indemnify and hold Underlandlord harmless from and against any liability, damage, loss, claim or expense (including reasonable attorneys' fees) incurred by Underlandlord in connection with the exercise of such dispute right.






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     6.5. In the event Sublandlord shall not exercise any of its options pursuant to Sections 7.07, 7.08, 7.09 and 7.10 of the Main Lease (as incorporated into the Sublease) with respect to the Premises, Underlandlord makes no representation with respect to obtaining Sublandlord's approval of this Underlease and, in the event that Sublandlord notifies Underlandlord that Sublandlord will not give such approval, Underlandlord will so notify Undertenant and, upon receipt of such notification by Underlandlord of the disapproval by Sublandlord, this Underlease shall be deemed to be null and void and without force or effect, and Underlandlord and Undertenant shall have no further obligations or liabilities to the other with respect to this Underlease.

     7.   Defaults.

     7.1. Undertenant acknowledges that all services, repairs, restorations, equipment and access to and for the Premises and any insurance coverage of the Building will in fact be provided by Overlandlord or Sublandlord, and Underlandlord shall have no obligation during the term of this Underlease to provide any such services, repairs, restorations, equipment, access or insurance. Undertenant agrees to look solely to Overlandlord and/or Sublandlord for the furnishing of such services, repairs, restorations, equipment, access and insurance. Underlandlord shall in no event be liable to Undertenant nor shall the obligations of Undertenant hereunder be impaired or the performance thereof excused because of any failure or delay on Overlandlord's or Sublandlord's part in furnishing such services, repairs, restorations, equipment, access or insurance. If Overlandlord or Sublandlord shall default in any of their obligations to Underlandlord with respect to the Premises, Undertenant shall be entitled to participate with Underlandlord in the enforcement of Underlandlord's rights against Overlandlord or Sublandlord, as the case may be, but Underlandlord shall have no obligation to bring any action or proceeding or to take any steps to enforce Underlandlord's right, against Overlandlord or Sublandlord, as the case may be. If, after written request from Undertenant, Underlandlord shall fail or refuse to take appropriate action for the enforcement of Underlandlord's rights against Overlandlord or Sublandlord, as the case may be, with respect to the Premises within a reasonable period of time considering the nature of Overlandlord's or Sublandlord's default, as the case may be, Undertenant shall have the right to take such action in its own name, and for that purpose and only to such extent, all of the rights of Underlandlord under the Main Lease or Sublease, as the case may be, hereby are conferred upon and assigned to Undertenant and Undertenant hereby is subrogated to such rights to the extent that the same shall apply to the Premises. If any such action against Overlandlord or Sublandlord, as the case may be, in Undertenant's name shall be barred by reason of lack of privity, nonassignability or otherwise, Undertenant may take such action in Underlandlord's name provided Undertenant has obtained the prior written consent of Underlandlord, which consent shall not be unreasonably withheld or delayed, provided, and Undertenant hereby agrees, that Undertenant shall indemnify and hold Underlandlord harmless from and against all liability, loss, damage or expense, including, without limitation, reasonable attorney's fees, which Underlandlord shall suffer or incur by reason of such action.


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
          7.2. Anything contained in any provisions of this Underlease to the contrary notwithstanding, Undertenant agrees, with respect to the Premises, to comply with and remedy any default claimed by Overlandlord or Sublandlord and caused by Undertenant, within the period allowed to Underlandlord as subtenant under the Sublease, and allowed to Sublandlord as tenant under the Main Lease, even if such time period is shorter than the period otherwise allowed in the Main Lease due to the fact that notice of default from Underlandlord to Undertenant is given after the corresponding notice of default from Overlandlord or Sublandlord, as the case may be. Underlandlord agrees to forward to Undertenant, upon receipt thereof by Underlandlord, a copy of each notice of default received by Underlandlord in its capacity as sublessee under the Sublease. Undertenant agrees to forward to Underlandlord, upon receipt thereof, copies of any notices received by Undertenant with respect to the Premises from Overlandlord, Sublandlord or from any governmental authorities.

          7.3 In the event of a default by Underlandlord in the payment of any sum or performance of any other obligation under the Sublease, Undertenant shall have the right (but shall not be obligated) to pay such sum directly to Sublandlord or perform such obligation on behalf of Underlandlord, as the case may be, and the sums so paid or expended by Undertenant shall be reimbursed to Undertenant by Underlandlord within twenty (20) days after demand therefor or, at Undertenant's election, may be offset from the rent and other charges payable by Undertenant hereunder.

          8.   Underlandlord's Representations.

          8.1 Underlandlord represents (a) that it is the holder of the interest of the sublessee under the Sublease, and (b) that the Sublease is in full force and effect.

          9.   Subordination.

          9.1 This Underlease is subject and subordinate to, and Undertenant accepts this Underlease subject to: (a) the Main Lease, the Sublease, the Consent to Sublease and the WFP Consent (the "Leasing Documents"), (b) any amendments and supplements to the Leasing Documents hereafter made, provided that any such amendment or supplement to the Leasing Documents will not prevent or adversely affect the use by Undertenant of the Premises in accordance with the terms of this Underlease, increase the obligations of Undertenant or decrease its rights under the Underlease or in any other way materially adversely affect Undertenant, except to a de minimis extent, and (c) all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the Premises are a part and all renewals, modifications, replacements and extensions of any of the foregoing. This Paragraph 9.1 shall be self-operative and no further instrument of subordination shall be required. To confirm such subordination, Undertenant shall execute promptly any certificate that Overlandlord, Sublandlord or Underlandlord may request.

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          10.  Broker.

          10.1 Undertenant covenants, represents and warrants that Undertenant has had no dealings or communications with any broker or agent in connection with the consummation of this Underlease other than Mariner Real Estate Services, L.L.C., and Newmark & Company Real Estate, Inc. (herein collectively called the "Broker") and Undertenant covenants and agrees to pay, hold harmless and indemnify Underlandlord from and against any and all cost, expense (including reasonable attorneys' fees) or liability for any compensation, commissions or charges claimed by any broker or agent other than the Broker with respect to this Underlease or the negotiation thereof.

          10.2 Underlandlord covenants, represents and warrants that Underlandlord has had no dealings or communications with any broker or agent in connection with the consummation of this Underlease other than the Broker and Underlandlord covenants and agrees to pay, hold harmless and indemnify Undertenant from and against any and all cost, expense (including reasonable attorneys' fees) or liability for any compensation, commissions or charges claimed by any broker or agent other than the Broker claiming to have dealt with Underlandlord with respect to this Underlease or the negotiation thereof.

          11.  Additional Rent.

          11.1  Subtenant stipulates that it is familiar with the provisions of
Section V.(c) of the Sublease and agrees that such provision is incorporated herein by reference, except that the Base Pilot Amount shall mean the PILOT for the tax fiscal year July 1, 2000 through June 30, 2001.

          11.2  Subtenant stipulates that it is familiar with the provisions of
Section V.(d) of the Sublease and agrees that such provision is incorporated herein by reference, except that the Base Operating Year shall mean the Operating Expenses for the calendar year 2000. Notwithstanding anything to the contrary contained in this Section 11.2, the additional rent paid pursuant to this Section 11.2 shall be abated during the period commencing on the Underlease Commencement Date and ending on June 30, 2001.

          11.3 Undertenant shall pay to Underlandlord any "Tenant Surcharges" (as that term is hereinafter defined. "Tenant Surcharges" shall mean any and all amounts other than annual fixed rent, "Operating Expenses" [as such term is defined in the Main Lease] and the "PILOT" [as such term is defined in the Main Lease] which, by the terms of the Sublease or Main Lease, become due and payable by Underlandlord to Sublandlord or to Overlandlord as additional rent or otherwise and which would not have become due and payable but for the acts, requests for services, and/or failures to act of Undertenant, its agents, officers, representatives, employees, servants, contractors, invitees, licensees or visitors under this Underlease, including, but not limited to: (i) any increases in Overlandlord's or Sublandlord's fire, rent or other insurance premiums resulting from any act or omission of Undertenant, (ii) any additional charges to Underlandlord on account of Undertenant's use of heating, ventilation, air




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conditioning or electricity after hours or in excess of normal usage, (iii) any charges which may be imposed on Underlandlord, to the extent that such charges are attributable to the Premises or the use thereof or services or utilities provided thereto, and (iv) any additional charges to Undertenant on account of Undertenant's use of cleaning and elevator services after hours or in excess of normal usage. Within a reasonable time after receipt by Underlandlord of any statement or written demand from Overlandlord or Sublandlord including any Tenant Surcharges, Underlandlord will furnish Undertenant with a copy of such statement or demand, together with Underlandlord's statement of the amount of any such Tenant Surcharges, and Undertenant shall pay to Underlandlord the amount of such Tenant Surcharges within five (5) days after Undertenant's receipt of such statement or demand; provided, however, that in any instance in which Undertenant shall receive any such statement or demand directly from Overlandlord or Sublandlord, Undertenant may pay the amount of the same directly to Overlandlord or Sublandlord.

     11.4 Payments shall be made pursuant to this Section 11 notwithstanding the fact that the statement to be provided by Underlandlord is furnished to Undertenant after the expiration of the term of this Underlease and notwithstanding the fact that by its terms this Underlease shall have expired or have been cancelled or terminated.

     12.  Notices.

     12.1 Any notice, demand or communication which, under the terms of this Underlease or under any statute or municipal regulation must or may be given or made by the parties hereto, shall be in writing and unless otherwise required by such law or regulation, shall be sent by (i) hand delivery with receipted delivery, or (ii) nationally recognized overnight courier service (such as Federal Express) with receipted delivery, addressed to the party for whom intended at its address as aforesaid, except that, after the Underlease Commencement Date, Undertenant's address shall be deemed to be the Building unless Undertenant shall give notice to the contrary. Either party, however, may designate such new or other address to which such notices, demands or communications thereafter shall be given, made or mailed by notice given in the manner prescribed herein. Any such notice, demand or communication shall be deemed given or served, as the case may be, on the date of the receipt thereof, or in the case of refusal to receive, as of the date of such refusal.

     13.  Electricity.

     13.1. Underlandlord shall not be liable in any way to Undertenant for any failure or defect in the supply or character of electric energy furnished to the Premises by reason of any requirement, act or omission of the public utility serving the Building with electricity or for any other reason.

     14.  Alterations.


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          14.1 Undertenant may make no changes, alterations, additions, improvements or decorations in, to or about the Premises without (x) Overlandlord's and Sublandlord's prior written consent, which consent shall be governed by and subject to the relevant provisions of the Main Lease and Sublease, and (y) Underlandlord's prior written consent, which consent may be given or denied in Underlandlord's sole discretion, notwithstanding anything to the contrary in the Main Lease or the Sublease, as incorporated herein.


          15.  Limitation of Liability.

          15.1 Undertenant agrees to look solely to Underlandlord's estate and interest in this Underlease, and the Premises, for the satisfaction of any right or remedy of Undertenant for the collection of a judgment (or other judicial process) requiring the payment of money by Underlandlord, in the event of any liability by Underlandlord, and no other property or assets of Underlandlord shall be subject to levy, execution, attachment, or other enforcement procedure for the satisfaction of Undertenant's remedies under or with respect to this Underlease, the relationship of Underlandlord and Undertenant hereunder, or Undertenant's use and occupancy of the Premises, or any other liability of Underlandlord to Undertenant.

          16. Quiet Enjoyment.

          16.1 So long as Undertenant pays all of the rent and additional rent due under this Underlease and performs all of Undertenant's other obligations hereunder, Underlandlord shall not disturb or terminate Undertenant's leasehold estate hereunder, subject, however, to the terms, provisions and obligations of this Underlease, the Sublease and the Main Lease.

          16.2 In the event Undertenant does not completely vacate the Premises by the Underlease Expiration Date or earlier termination of this Underlease, Undertenant shall defend indemnify and hold harmless Underlandlord in respect of any and all holdover charges or penalties imposed under the Main Lease or the Sublease upon Underlandlord in respect of the Premises and in respect of any and all reasonable costs, liabilities or expenses (including reasonable attorneys fees) suffered by Underlandlord in respect of same, as and when such costs, liabilities or expenses are incurred.

          17. Security.

          The amount of security required pursuant to the provisions of the first paragraph of Section IV. (d) of the Sublease, as incorporated herein, shall be $250,000 (the "Security Deposit"). The second paragraph of Section IV.
(d) is not incorporated herein. Notwithstanding anything to the contrary contained in such Section of the Sublease, the Security Deposit shall consist of the following: (a) 25,000 shares of Bitwise Designs, Inc. stock to be held in escrow by DiGioia and Goldstein, LLC in the name of AmTrust Financial Services, Inc., and (b) a letter of credit in the amount necessary to bring the total value of the Security Deposit to $250,000. The letter of credit shall be issued by a New York bank satisfactory to Underlandlord and in a form satisfactory to Underlandlord, both in Underlandlord's sole discretion. The value of the letter of credit shall be adjusted within 15 days after the last day of each calendar quarter so that on the date 15 days following the last of each calendar quarter the value of the total security deposit shall equal at least $250,000 as of the last date of each calendar quarter, with said security deposit calculation based on the closing price of Bitwise Designs, Inc. common stock (BTWS-Nasdaq) on the last trading day of such calendar quarter.

          18.   Miscellaneous.

          18.1. This Underlease may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

          18.2. This Underlease shall not be binding upon Underlandlord unless and until it is signed by Underlandlord and a fully-executed counterpart thereof has been delivered to Undertenant and approved by Overlandlord and Sublandlord. This Section 18.2 shall not be deemed to modify the provisions of Article 6 hereof.

          18.3. This Underlease constitutes the entire agreement between the parties and all representations and understandings have been merged herein.

          18.4. This Underlease shall inure to the benefit of all of the parties hereto, their successors and (subject to the provisions hereof) their assigns.

          18.5. The term "Underlandlord" as used in this Underlease shall mean only the Underlandlord named herein, so that in the event of any assignment of the Sublease, the Underlandlord named herein shall be and hereby is entirely freed and relieved of all future covenants, obligations and liabilities of Underlandlord hereunder, including but not limited to covenants, obligations and liabilities pertaining to Undertenant's security deposit, and it shall be deemed and construed without further agreement between the parties or their successors in interest that the assignee of the Sublease has assumed and agreed to carry out any and all such covenants, obligations and liabilities of Underlandlord hereunder.

          18.6. Where applicable, Undertenant shall be responsible for all additional costs incurred as a result of the Underlease, including without limitation, security cards and keys.

          18.7. Bitwise and AuthentiDate are jointly and severally liable for all obligations of Undertenant.

          18.8. This Sublease may be executed in multiple counterparts, each of which shall, when executed, be deemed to be an original, and all of which when taken together shall constitute but one Sublease. Each party may rely upon a faxed counterpart of this Sublease executed and delivered by the other party as if such counterpart were an original counterpart.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written.



                                        ROCHDALE INSURANCE COMPANY,
                                        Underlandlord



                                        By: /s/ B. Zyskind
                                           ---------------------------
                                           Name: B. Zyskind
                                           Title: Vice President



                                        BITWISE DESIGNS, INC., Undertenant



                                        By: /s/ Ira C. Whitman
                                           ---------------------------
                                           Name: Ira C. Whitman
                                           Title: Secretary/Vice President



                                        AUTHENTIDATE, INC., Undertenant


                                        By: /s/ Robert Van Naarden
                                           ---------------------------
                                           Name: Robert Van Naarden
                                           Title: CEO/President



                                        THE YASUDA FIRE & MARINE
                                        INSURANCE COMPANY OF AMERICA,
                                        Sublandlord



                                        By:
                                           ----------------------------
                                           Name:
                                           Title:



                                        MERRILL LYNCH/WFC/L, Inc.,
                                        Overlandlord



                                        By:
                                           ---------------------------
                                           Name:
                                           Title:

                      BITWISE DESIGNS, INC. ACKNOWLEDGMENT

State of New York        )
                         ):ss
County of Schenectady    )

On the 19th day of October in the year 2000, before me, the undersigned, a Notary Public in and for said state, personally appeared Ira C. Whitman personally known to me or proved to me on the basis or satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument, and that such individual made such appearance before the undersigned in the offices of BitWise Designs, Inc., 2165 Technology Dr., Schenectady, NY.



                                        /s/ Elizabeth L. Flatly
                                        Notary Public State of New York
                                        Comm. exp. 10/13/02




                       AUTHENTIDATE, INC. ACKNOWLEDGMENT

State of _____________________     )
                                   ):ss
County of ____________________     )

On the ______ day of ____________ in the year 2000, before me, the undersigned, a Notary Public in and for said state, personally appeared ________________ personally known to me or proved to me on the basis or satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument, and that such individual made such appearance before the undersigned in the _________________________________________________
____________________________________________________________________.

                                        ______________________________________
                                                    Notary Public

                      BITWISE DESIGNS, INC. ACKNOWLEDGMENT



State of ___________________________    )
                                        ):ss
County of __________________________    )


On the ___ day of _________ in the year 2000, before me, the undersigned, a Notary Public in and for said state, personally appeared __________________ personally known to me or proved to me on the basis or satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument, and that such individual made such appearance before the undersigned in the ____________________________________________________________
____________________________________________________________.



                        _______________________________
                            Notary Public State of





                       AUTHENTIDATE, INC. ACKNOWLEDGMENT

State of New York                       )
                                        ):ss
County of New York                      )


On the 19th day of October in the year 2000, before me, the undersigned, a Notary Public in and for said state, personally appeared Robert Van Naarden personally known to me or proved to me on the basis or satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument, and that such individual made such appearance before the undersigned in the _________________________________________________________________________
____________________________________________________________.



                             /s/ Victor J. Di Gioia
                           _________________________
                                 Notary Public


     VICTOR J. DI GIOIA
Notary Public, State of New York
     No. 31-02014764350
 Qualified in New York County
Commission Expires June 30, 2002